UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2017 (September 14, 2017)

Victory Energy Corporation
(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3355 Bee Caves Road, Suite 608 Austin, Texas 78746
(Address of principal executive offices)

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Item 1.01	Entry into a Material Definitive Agreement.
As previously reported on August 24, 2017, Victory Energy Corporation (the “Company”) entered into a divestiture agreement (the “Divestiture Agreement”) with Navitus Energy Group (“Navitus”) on August 21, 2017, pursuant to which the Company has agreed to divest and transfer its 50% ownership interest in Aurora Energy Partners to Navitus, which currently owns the remaining 50% interest, in consideration for a release from Navitus of all of the Company’s obligations under the second amended partnership agreement, dated October 1, 2011, between Victory and Navitus, including, without limitation, obligations to return to Navitus investors their accumulated deferred capital, deferred interest and related allocations of equity.
On September 14, 2017, the Company and Navitus entered into an amendment to the divestiture agreement (the “Amended Divestiture Agreement”), pursuant to which the parties amended the Divestiture Agreement to provide for the issuance of 166,549,134 shares of the Company’s common stock (or 4,382,872 shares of common stock following the Company’s planned 1-for-38 reverse stock split) to Navitus upon closing of the transactions contemplated by the Divestiture Agreement. The Company also agreed to provide Navitus with demand registration rights for these shares, whereby the Company agreed to file within thirty (30) of request a registration statement on an appropriate form covering the resale of these shares and use its commercially reasonable efforts to cause such registration statement to be declared effective within one hundred twenty (120) days following such filing.
In connection with the foregoing, the Company entered into a lock-up and resale restriction agreement (the “Lock-Up Agreement”) with Navitus, pursuant to which Navitus agreed to certain restrictions on the transfer of these shares.
The foregoing summary of the terms and conditions of the Amended Divestiture Agreement and the Lock-Up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements filed as exhibits to this report.
Item 3.02    Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 regarding the issuance of shares of common stock under the Amended Divestiture Agreement is incorporated by reference into this Item 3.02. The issuance of these securities is being made in reliance upon an exemption from registration provided under Section 4(a)(2) of the Securities Act of 1933, as amended.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 14, 2017, the Board of Directors of the Company adopted Amended and Restated Bylaws, which revised the Company’s former bylaws. The following is a summary of certain provisions of the Amended and Restated Bylaws adopted by the Board of Directors. Such summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this report and is incorporated by reference herein.
Generally, the Amended and Restated Bylaws update the Company’s former bylaws, and include (among others) the following modifications.

(1)	The Amended and Restated Bylaws provide that directors shall be elected by a plurality vote of stockholders, while the former bylaws provided that directors were elected by a majority vote.

(2)	The Amended and Restated Bylaws include a provision setting forth the procedure for nominations of directors by stockholders, while the former bylaws did not include such a provision.

(3)	The Amended and Restated Bylaws removed a provision from the prior bylaws allowing for loans to, and guarantees for the benefit of, officers and employees of the Company.

(4)	The Amended and Restated Bylaws include a provision for the issuance of uncertificated shares, while the former bylaws did not include such a provision.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On September 14, 2017, the Board of Directors of the Company adopted a Code of Ethics and Business Conduct (the “Code of Ethics”), which replaces the Company’s prior Code of Ethics for CEO and Senior Financial Officers. The Code of Ethics applies to all of the Company’s directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. The Code of Ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the Code of Ethics.
The Company is required to disclose any amendment to, or waiver from, a provision of the Code of Ethics. The Company intends to use its website as a method of disseminating this disclosure, as permitted by applicable Securities and Exchange Commission rules. Any such disclosure will be posted to the Company’s website within four (4) business days following the date of any such amendment to, or waiver from, a provision of the Code of Ethics.
The foregoing summary is not intended to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, a copy of which is filed as Exhibit 14.1 to this report and is incorporated by reference herein.

Item 8.01	Other Events.
On September 14, 2017, the Board of Directors of the Company established an audit committee and a compensation committee and adopted written charters for each committee. Copies of the audit committee charter and compensation committee charter are filed as Exhibits 99.1, and 99.2, respectively, to this report and are incorporated herein by reference.
The Board of Directors appointed Messrs. Ronald W. Zamber, Julio C. Herrera and Eric Eilertsen (upon his election at the Company’s upcoming special stockholder meeting) to serve on each committee. Mr. Eilertsen was appointed as the chair of the audit committee and Mr. Zamber was appointed as chair of the compensation committee.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws adopted on September 14, 2017
10.1
Divestiture Agreement, dated August 21, 2017, between Victory Energy Corporation and Navitus Energy Group (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on August 24, 2017)

10.2	Amendment No. 1 to the Divestiture Agreement, dated September 14, 2017, between Victory Energy Corporation and Navitus Energy Group
10.3	Lock-Up and Resale Restriction Agreement, dated September 14, 2017, by and between Victory Energy Corporation and Navitus Energy Group
14.1	Code of Ethics and Business Conduct adopted on September 14, 2017
99.1	Audit Committee Charter adopted on September 14, 2017
99.2	Compensation Committee Charter adopted on September 14, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ENERGY CORPORATION

Date: September 20, 2017	/s/ Kenneth Hill
Name: Kenneth Hill
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws adopted on September 14, 2017
10.1
Divestiture Agreement, dated August 21, 2017, between Victory Energy Corporation and Navitus Energy Group (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed on August 24, 2017)

10.2	Amendment No. 1 to the Divestiture Agreement, dated September 14, 2017, between Victory Energy Corporation and Navitus Energy Group
10.3	Lock-Up and Resale Restriction Agreement, dated September 14, 2017, by and between Victory Energy Corporation and Navitus Energy Group
14.1	Code of Ethics and Business Conduct adopted on September 14, 2017
99.1	Audit Committee Charter adopted on September 14, 2017
99.2	Compensation Committee Charter adopted on September 14, 2017